Exhibit 10.12

PAYMENTUS HOLDINGS, INC.

STOCKHOLDERS AGREEMENT

Dated [__________], 2021

TABLE OF CONTENTS

Page

1.	Definitions		1

2.	Board		4
	(a)	Nomination of Directors	4
	(b)	Vacancies of Directors	5
	(c)	Nomination of Slate	5
	(d)	Voting at Meetings of Stockholders	5
	(e)	Committees	5
	(f)	Reimbursement of Expenses	6
	(g)	No Liability for Election of Recommended Directors	6

3.	Miscellaneous		6
	(a)	Notices	6
	(b)	Severability	8
	(c)	Headings and Sections	8
	(d)	Amendment	8
	(e)	Waiver	8
	(f)	Successors and Assigns	8
	(g)	Counterparts	8
	(h)	Remedies	9
	(i)	Governing Law; Venue and Forum	9
	(j)	Mutual Waiver of Jury Trial	9
	(k)	No Strict Construction	9
	(l)	Entire Agreement	10
	(m)	Delivery by Email	10
	(n)	Further Action	10
	(o)	Termination	10
	(p)	Effectiveness	10
	(q)	Transfer	10

i

STOCKHOLDERS AGREEMENT

This STOCKHOLDERS AGREEMENT (this “Agreement”) dated as of [__________], 2021 among (i) Paymentus Holdings, Inc., a Delaware corporation (the “Company”), (ii) Accel-KKR Capital Partners CV III, LP, a Delaware limited partnership (“AKKR III”), (iii) Accel-KKR Growth Capital Partners II Strategic Fund, LP, a Delaware limited partnership (“AKKR Growth II SF”), (iv) Accel-KKR Growth Capital Partners II, LP, a Delaware limited partnership (“AKKR Growth II”), (v) Accel-KKR Growth Capital Partners III, LP, a Delaware limited partnership (“AKKR Growth III”), (vi) Accel-KKR Members Fund, LLC, a Delaware limited liability company (“AKKR Members”), (vii) KKR-AKI Investors, LLC, a Delaware limited liability company (“KKR-AKI” and, collectively with AKKR III, AKKR Growth II SF, AKKR Growth II, AKKR Growth III and AKKR Members, the “AKKR Investors”), (viii) Dushyant Sharma (“Sharma”), (ix) Ashigrace, LLC, a North Carolina limited liability company (“Ashigrace”), (x) The Sharma Family Trust A (“Sharma A”), (xi) The Sharma Family Trust B (“Sharma B”), (xii) The Sharma Family Trust C (“Sharma C”), (xiii) The Sharma Family Trust D (“Sharma D”), (xiv) The Ruma Sharma Family Trust (“Ruma Sharma Trust” and together with Sharma, Ashigrace, Sharma A, Sharma B, Sharma C, Sharma D and Ruma Sharma Trust, the “Sharma Investors” and collectively together with the AKKR Investors, the “Investor Parties”).

WHEREAS, the AKKR Investors and Ashigrace are stockholders of the Company;

WHEREAS, the Company is contemplating an offering and sale of shares of Class A Common Stock in an underwritten initial public offering (the “IPO”);

WHEREAS, immediately following the consummation of the IPO, the AKKR Investors and the Sharma Investors will continue to be stockholders of the Company; and

WHEREAS, in connection with, and effective upon the completion of the IPO (such time of completion, the “IPO Time”), the Company and the Investor Parties wish to set forth certain understandings between such parties, including with respect to certain governance and voting matters.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein made and other good and valuable consideration, the parties hereto hereby agree as follows:

1.Definitions.  As used in this Agreement, the following terms shall have the following meanings:

“Action” means any claim, charge, demand, action, cause of action, inquiry, audit, suit, arbitration, indictment, litigation, hearing or other proceeding (whether civil, criminal, administrative, judicial or investigative, whether formal or informal, whether public or private).

“Affiliate” means, when used with reference to another Person, any Person, directly or indirectly, through one or more intermediaries, Controlling, Controlled by, or under common Control with, such other Person. In addition, Affiliates of an Investor Party shall include all of its partners, officers and employees in their capacities as such, if applicable.

“Agreement” has the meaning set forth in the introductory paragraph.

“AKKR III” has the meaning set forth in the introductory paragraph.

“AKKR Designation Parties” means the AKKR Investors or their designee(s) (if any).

“AKKR Director(s)” has the meaning set forth in Section 2(a)(i).

“AKKR Group” means the AKKR Investors and, unless otherwise determined by the AKKR Designation Parties, their respective direct and indirect partners, members and Affiliates and each of their respective directors, managers, officers, investment professionals, operating partners and employees and their respective immediate family members (and any trust or other entity whose beneficiaries or equityholders are any of the foregoing direct or indirect partners or members).

“AKKR Growth II” has the meaning set forth in the introductory paragraph.

“AKKR Growth II SF” has the meaning set forth in the introductory paragraph.

“AKKR Growth III” has the meaning set forth in the introductory paragraph.

“AKKR Investors” has the meaning set forth in the introductory paragraph and any Person who becomes an AKKR Investor pursuant to Section 3(f). Any decision to be made under this Agreement by the AKKR Investors shall be made by the holders of a majority of all votes of all Common Stock held by the AKKR Investors.

“AKKR Members” has the meaning set forth in the introductory paragraph.

“Ashigrace” has the meaning set forth in the introductory paragraph.

“Board” means the Company’s board of directors.

“Business Day” means any calendar day other than a Saturday, Sunday or other day on which commercial banks in Seattle, Washington are authorized or required to close.

“Certificate of Incorporation” means the certificate of incorporation of the Company, as in effect at the IPO Time and as may be amended from time to time.

“Chosen Courts” has the meaning set forth in Section 3(i).

“Class A Common Stock” means the class A common stock, par value $0.0001 per share, of the Company.

“Class B Common Stock” means the class B common stock, par value $0.0001 per share of the Company.

“Common Stock” means the Class A Common Stock and the Class B Common Stock.

“Company” has the meaning set forth in the introductory paragraph.

“Control”, “Controlled” or “Controlling” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of company securities, by contract or otherwise.

“Directors” means the directors of the Company at the applicable time.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and any applicable rules and regulations promulgated thereunder, and any successor to such statute, rules or regulations.

“Equity Incentive Plan” means the Company’s 2021 Equity Incentive Plan (as amended or otherwise modified from time to time).

“Governmental Entity” means the United States of America or any other nation, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government, including any court, in each case, having jurisdiction over the Company or any of its Subsidiaries or any of the property or other assets of the Company or any of its Subsidiaries.

“Independent Director” has the meaning set forth in Section 2(a).

“Investor Parties” has the meaning set forth in the introductory paragraph.

“IPO” has the meaning set forth in the introductory paragraph.

“IPO Time” has the meaning set forth in the introductory paragraph.

“KKR-AKI” has the meaning set forth in the introductory paragraph.

“Person” means an individual, a partnership (including a limited partnership), a corporation, a limited liability company, an exempted company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, association or other entity or a Governmental Entity.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date hereof and as may be amended from time to time, by and among the Company, the Investor Parties and the other parties thereto.

“Restricted Shares” means shares of Common Stock awarded under the Company’s Equity Incentive Plan, subject to time and performance vesting restrictions.

“Ruma Sharma Trust” has the meaning set forth in the introductory paragraph.

“SEC” has the meaning set forth in Section 2(e).

“Securities Act” means the Securities Act of 1933, as amended.

“Sharma” has the meaning set forth in the introductory paragraph.

“Sharma A” has the meaning set forth in the introductory paragraph.

“Sharma B” has the meaning set forth in the introductory paragraph.

“Sharma C” has the meaning set forth in the introductory paragraph.

“Sharma D” has the meaning set forth in the introductory paragraph.

“Sharma Director” has the meaning set forth in Section 2(a)(ii).

“Sharma Investors” has the meaning set forth in the introductory paragraph and any Person who becomes a Sharma Investor pursuant to Section 3(f). Any decision to be made under this Agreement by the Sharma Investors shall be made by the holders of a majority of the votes of all Common Stock held by the Sharma Investors.

“Stockholders” means holders of Common Stock.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or business entity of which (a) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (b) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing member, general partner or analogous controlling Person of such limited liability company, partnership, association or other business entity. Unless otherwise indicated, the term “Subsidiary” refers to a Subsidiary of the Company.

2.Board.

(a)Nomination of Directors.  Notwithstanding anything herein to the contrary, following the IPO Time until such time as the AKKR Group ceases to hold, on a collective basis, more Common Stock than the Sharma Investors hold, on a collective basis, as of such time (but excluding, for this purpose, any Restricted Shares held by the AKKR Group or the Sharma Investors) (such time, the “Appointment Right Time”):

(i)For so long as the AKKR Group owns, directly or indirectly, in the aggregate, at least:

(1)10% of the outstanding shares of Common Stock that are not Restricted Shares, the AKKR Designation Parties shall have the right, but not the obligation, to nominate to the Board five (5) Directors, who shall initially be the following individuals: Robert Palumbo, Jason Klein and Adam Malinowski with two seats for AKKR Directors left vacant; and

(2)5% of the outstanding shares of Common Stock that are not Restricted Shares, but less than 10% of the outstanding shares of Common Stock that are not Restricted Shares, the AKKR Designation Parties shall have the right, but not the obligation, to nominate to the Board two (2) Directors.

Any such Director(s) appointed pursuant to this Section 2(a)(i) shall be the “AKKR Director” or “AKKR Directors,” as applicable.

(ii)For so long as (x) the Sharma Investors own, directly or indirectly, in the aggregate, at least 5% of the outstanding shares of Common Stock that are not Restricted Shares or (y) Sharma is the Company’s chief executive officer, the Sharma Investors shall have the right, but not the obligation, to nominate Sharma to the Board and in such capacity Sharma shall be the “Sharma Director.”

Any Directors other than AKKR Directors and the Sharma Director shall be “Independent Directors”, and the initial Independent Directors shall be William Ingram and Gary Trainor with one seat for an Independent Director left vacant.  Any Independent Director shall not be deemed to be an AKKR Director or Sharma Director.

From and after the Appointment Right Time, and until such time as the AKKR Group ceases to hold, on a collective basis, at least 5% of the outstanding shares of Common Stock that are not Restricted Shares, the AKKR Designation Parties shall have the right, but not the obligation, to nominate to the Board two (2) Directors, who shall be AKKR Directors.

The Board shall consist of three (3) classes of Directors as further specified in the Certificate of Incorporation and, until the Appointment Right Time, each class shall consist of at least one (1) seat for an Independent Director and at least one (1) seat for an AKKR Director.  From and after the Appointment Right Time, so long as the AKKR Designation Parties have the right to designate two (2) AKKR Directors, each seat for an AKKR Director shall be in a separate class of Directors.

(b)Vacancies of Directors.  Unless the Board otherwise requests, and subject to the Directors’ fiduciary duties, in the event of a reduction in the number of AKKR Directors to be designated in accordance with the provisions of Section 2(a), the AKKR Investors shall use their best efforts to obtain the resignations of the number of AKKR Directors corresponding with such reduction.  In the event that a vacancy is created at any time by the death, disability, removal or resignation of any Director designated pursuant to this Section 2, subject to their fiduciary duties under applicable law, the remaining Directors shall cause the vacancy created thereby to be filled, (1) in the case of a vacancy created by an AKKR Director, by a new designee of the AKKR Designation Parties and (2) in the case of a vacancy created by an Independent Director, by a person identified by the Board (with the assistance of the Nominating and Corporate Governance Committee or similar committee of the Board) and nominated by the Nominating and Corporate Governance Committee or a similar committee of the Board, and the Company agrees to take, at any time and from time to time, all actions necessary to cause any vacancies to be filled pursuant to this Section 2(b); provided, that notwithstanding the foregoing, in the absence of any designation from the AKKR Designation Parties or the Sharma Investors holding the right to designate a Director as specified above, the Director previously designated by them and then serving shall be reelected if still eligible and willing to serve as provided herein and otherwise, such Board seat shall remain vacant.

(c)Nomination of Slate. In connection with each election of Directors, the Company agrees to use its best efforts cause the election of the slate of nominees recommended by the Board.  Subject to the Directors’ fiduciary duties, such slate will include the Persons designated pursuant to Section 2(a) and no Investor Party will need to, in their capacity as a stockholder, make a nomination that is contemplated pursuant to Section 2(a).

(d)Voting at Meetings of Stockholders. Each of the Investor Parties, so long as such party holds shares of Common Stock, agrees to vote, and to procure the vote of its Controlled Affiliates, in person or by proxy, or to act by written consent (if applicable) with respect to all shares of Common Stock having the right to vote for the election of Directors beneficially owned by it to cause the election of the Persons designated pursuant to Section 2(a).

(e)Committees. Subject to applicable law and the listing standards of the New York Stock Exchange (the “Exchange”), the Board may delegate any of its power and authority to manage the business and affairs of the Company to any standing or special committee upon such terms as it sees fit as permitted by law and as set forth in the resolutions creating such committee. As of the date hereof, the Board has designated the following committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee.  As of the IPO Time, the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee shall be comprised of the persons identified in the section entitled “Management–Board Committees” in the Company’s Registration Statement on Form S-1, originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on [__________], 2021 (File No. [__________]), under the Securities Act of

1933, as amended (such Registration Statement, as amended or supplemented and including the exhibits thereto, is hereinafter referred to as the “Registration Statement”). For so long as the AKKR Designation Parties are entitled to designate one or more Directors pursuant to Section 2(a), the AKKR Designation Parties shall be entitled to designate at least one member of each committee of the Board; provided, that, any such designee shall at all times remain eligible to serve on the applicable committee under applicable law and the listing standards of the Exchange, including any applicable general and heightened independence requirements (subject in each case to any applicable exceptions, including those for newly public companies and for “controlled companies,” and any applicable phase-in periods); provided further, that, any special committee established to evaluate any transaction in which AKKR Management Company, LLC or its Affiliates has an interest which is in conflict with the interests of the Company shall not include any Director designated by the AKKR Designation Parties. If the continued service of a committee member designated by the AKKR Designation Parties would cause the Company to violate any applicable law or listing standard of the Exchange, the AKKR Investors shall use their best efforts to obtain the resignation of such designee from the applicable committee. It is understood by the parties hereto that no AKKR Director is required to be designated on any committee and any failure to exercise such right in this section in a prior period shall not constitute any waiver of such right in a subsequent period. Unless otherwise determined by the Board, and subject to the Directors’ fiduciary duties, each committee shall keep regular minutes and report to the Board as appropriate.

(f)Reimbursement of Expenses. Any Director who is not an employee of the Company or any of its Subsidiaries shall be entitled to cash and/or equity compensation and is eligible to participate in Company equity plans and indemnification in connection with his or her role as a director, and each AKKR Director and, if not an employee of the Company or its Subsidiaries, the Sharma Director shall be entitled to reimbursement for documented, reasonable out-of-pocket expenses incurred in attending meetings of the Board, or any committees thereof and meetings of the Stockholders of the Company (if attending in their capacity as a Director at the request of the Board).

(g)No Liability for Election of Recommended Directors. None of the Company, the Investor Parties, nor any officer, director, stockholder, partner, employee or agent of any such party, makes any representation or warranty as to the fitness or competence of the nominee of any party hereunder to serve on the Board by virtue of such party’s execution of this Agreement or by the act of such party in voting for such nominee pursuant to this Agreement.

3.Miscellaneous.

(a)Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given or made (a) when delivered personally to the recipient, (b) one (1) Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid) or (c) when transmitted, if sent by email transmission before 5:00 p.m. Seattle time on a Business Day, and otherwise on the next Business Day. Such notices, demands and other communications shall be sent to the Company and the Investor Parties at the addresses indicated below or, in each case, to any such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

If to the Company, to:

Paymentus Holdings, Inc.

18390 NE 68th St.

Redmond, WA 98052

Attn: Chief Executive Officer and General Counsel

Email: dsharma@paymentus.com; jmorrow@paymentus.com

with a copy (which copy shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati, P.C.

701 Fifth Avenue, Suite 5100

Seattle, WA 98104

Attn: Michael Nordtvedt; Victor Nilsson

E-mail: mnordtvedt@wsgr.com; vnilsson@wsgr.com

If to any AKKR Investor, to:

c/o Accel-KKR Capital Management, L.P.

2180 Sand Hill Road

Suite 300

Menlo Park, CA 94025

Attention: Rob Polumbo; Jason Klein

Email: rob@accel-kkr.com; jason@accel-kkr.com

with copies (which shall not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attn: Joshua N. Korff, P.C.

E-mail: jkorff@kirkland.com

and

Kirkland & Ellis LLP

300 N. LaSalle

Chicago, IL 60654

Attn: Jeffrey Seifman, P.C.; Shelly M. Hirschtritt, P.C.; Kevin W. Mausert, P.C.

E-mail: jseifman@kirkland.com; shelly.hirschtritt@kirkland.com; kevin.mausert@kirkland.com

If to any Sharma Investor, to:

Dushyant Sharma

c/o Paymentus Holdings, Inc.

18390 NE 68th St.

Redmond, WA 98052

E-mail: dsharma@paymentus.com

with a copy (which shall not constitute notice) to:

Moore & Van Allen PLLC

100 North Tryon Street, Suite 4700

Charlotte, NC 28202

Attn: Christopher J.C. Jones

E-mail: chrisjones@mvalaw.com

(b)Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(c)Headings and Sections. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. The use of the words “including” or “include” in this Agreement shall be by way of example rather than by limitation. Reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. The use of the words “or,” “either” and “any” shall not be exclusive.

(d)Amendment. This Agreement may be amended, supplemented or otherwise modified only by a written instrument executed by the Company and if such amendment, supplement or modification has an adverse effect that is material to a party hereto, the execution of such party.

(e)Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition. The waiver by any party hereto of a breach of any provision of this Agreement will not operate or be construed as a waiver of any subsequent breach. Any waiver by the Company or any Investor Party of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall only be effective if executed in writing by the party making such waiver.

(f)Successors and Assigns. All covenants and agreements contained in this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, that no Person claiming by, through or under a party, as distinct from such party itself, shall have any rights as, or in respect to, a party to this Agreement (including the right to approve or vote on any matter or to notice thereof); provided, further, that any assignment of the rights or obligations hereunder by any Investor Party (other than any AKKR Investor) shall require the prior written consent of the AKKR Designation Parties.  Notwithstanding anything herein to the contrary, (i) each of the Investor Parties (and any subsequent transferee) shall cause any of their respective Affiliates that receives shares of Common Stock to become a party to this Agreement by executing a joinder to this Agreement in substantially the form attached hereto as Exhibit A as an “Investor Party” and as either a “Sharma Investor” or an “AKKR Investor”, as applicable, as a pre-condition to the effectiveness of such transaction, (ii) each other subsequent transferee of any Investor Party may become an Investor Party and either a “Sharma Investor” or an “AKKR Investor” as applicable, with the prior written consent of the AKKR Designation Parties and (iii) for purposes hereof, in no event shall (x) beneficial ownership of shares of Common Stock by one party hereto be counted towards the beneficial ownership of shares of Common Stock of any other party hereto solely as a result of such parties being in the same “group” (as defined in the Exchange Act) or party to this Agreement and (y) any party hereto be considered an Affiliate of any other party hereto solely by virtue of being in the same “group” (as defined in the Exchange Act) party to this Agreement.

(g)Counterparts. This Agreement may be executed simultaneously in two or more separate counterparts, any one of which need not contain the signatures of more than one party, but each of which shall be an original and all of which together shall constitute one and the same agreement binding on all the parties hereto.

(h)Remedies. Each party hereto shall have all rights and remedies set forth in this Agreement and all rights and remedies which such Person has been granted at any time under any other agreement or contract and all of the rights which such Person has under any applicable law. Any Person having any rights under any provision of this Agreement or any other agreements contemplated hereby shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.  It is agreed and understood that monetary damages would not adequately compensate an injured party for the breach of this Agreement by any party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

(i)Governing Law; Venue and Forum. This Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware, or, if both the Court of Chancery of the State of Delaware and the federal courts within the State of Delaware decline to accept jurisdiction over a particular matter, any other state court within the State of Delaware, and, in each case, any appellate court therefrom (together, the “Chosen Courts”), for the purposes of any Action arising out of this Agreement (and agrees that no such Action relating to this Agreement shall be brought by it or any of its Subsidiaries except in such courts). Each of the parties further agrees that, to the fullest extent permitted by applicable law, service of any process, summons, notice or document by U.S. registered mail to such person’s respective address set forth in Section 3(a) shall be effective service of process for any Action in the State of Delaware with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of the parties hereto irrevocably and unconditionally waives (and agrees not to plead or claim), any objection to the laying of venue of any Action arising out of this Agreement or any of the other transactions contemplated by this Agreement in the Chosen Courts, or that any such Action, brought in any such court has been brought in an inconvenient forum.

(j)Mutual Waiver of Jury Trial. As a specifically bargained inducement for each of the parties to enter into this Agreement (with each party having had opportunity to consult counsel), each party hereto expressly and irrevocably waives the right to trial by jury in any lawsuit or legal proceeding relating to or arising in any way from this Agreement or the transactions contemplated herein, and any lawsuit or legal proceeding relating to or arising in any way from this Agreement or the transactions contemplated herein shall be tried in a court of competent jurisdiction by a judge sitting without a jury.

(k)No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Wherever a conflict exists between this Agreement and any other agreement, this Agreement shall control but solely to the extent of such conflict.

(l)Entire Agreement. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof. There are no other agreements, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein.  Concurrently with the execution of this Agreement, on the date hereof, the existing Stockholders Agreement of the Company, dated as of September 6, 2011 (the “Original Agreement”), is hereby terminated without any further action by any Person; provided that if this Agreement is not made effective pursuant to Section 3(p) below on or prior to the tenth (10th) Business Day after the date of this Agreement, then the termination of the Original Agreement pursuant to this Section 3(l) shall be null and void and of no effect as of the date hereof, and shall be deemed to be in effect, without any further action by any Person.

(m)Delivery by Email. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of email with scan, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or email to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of email as a defense to the formation or enforceability of a contract, and each such party forever waives any such defense.

(n)Further Action. The parties agree to execute and deliver all documents, provide all information and take or refrain from taking such actions as may be necessary or appropriate to achieve the purposes of this Agreement.

(o)Termination. This Agreement shall terminate as it relates to each Investor Party at such time as such Investor Party ceases to own any shares of Common Stock; provided that such termination shall not affect (i) rights perfected under subsections (f) and (g) of Section 2 or obligations incurred by such Investor Party under this Agreement prior to such termination, and (ii) rights or obligations expressly stated to survive such cessation of ownership of Common Stock; provided further that any rights of the Investor Parties under the Registration Rights Agreement shall survive in accordance with the terms of the Registration Rights Agreement; and provided further that any indemnification rights of the Investor Parties shall survive such termination.

(p)Effectiveness. This Agreement shall become effective upon completion of the IPO at the IPO Time; provided, that this Agreement shall be of no force and effect (i) prior to the completion of the IPO and (ii) if the IPO has not been consummated within ten (10) Business Days from the date of this Agreement.

(q)Transfer.  From the date hereof until the IPO Time, no Party hereto shall sell, transfer, distribute, assign, pledge or otherwise, directly or indirectly, dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in such Party’s Common Stock or other equity securities without the prior written consent of the Company.

[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

PAYMENTUS HOLDINGS, INC.

By:
	Name:	Dushyant Sharma
	Title:	President and Chief Executive Officer

[Signature Page to Stockholders Agreement]

[AKKR INVESTORS]

By:	[_______]
Its:	[_______]

By:
	Name:	[_______]
	Title:	[_______]

By:
	Name:	[_______]
	Title:	[_______]

[Signature Page to Stockholders Agreement]

Dushyant Sharma

Ashigrace, LLC

By:
	Name:	Dushyant Sharma
	Title:	[_______]

The Sharma Family A Trust

By:
	Name:	[_______]
	Title:	[_______]

The Sharma Family B Trust

By:
	Name:	[_______]
	Title:	[_______]

The Sharma Family C Trust

By:
	Name:	[_______]
	Title:	[_______]

The Sharma Family D Trust

By:
	Name:	[_______]
	Title:	[_______]

[Signature Page to Stockholders Agreement]

The Ruma Sharma Family Trust

By:
	Name:	[_______]
	Title:	[_______]

[Signature Page to Stockholders Agreement]

EXHIBIT A

FORM OF JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of [_________], 20[__] (this “Joinder”), is delivered pursuant to that certain Stockholders Agreement, dated as of [_______], 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Stockholders Agreement”) of Paymentus Holdings, Inc., a Delaware corporation (the “Company”), by and among the Company and the parties signatory thereto. Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Stockholders Agreement.

1.

Joinder to the Stockholders Agreement. Upon the execution of this Joinder by the undersigned and delivery hereof to the Company, the undersigned hereby becomes a party to the Stockholders Agreement, with all the rights, privileges, obligations and responsibilities of [the AKKR Investor // a Sharma Investor] thereunder. The undersigned hereby agrees that it shall comply with and be fully bound by the terms of the Stockholders Agreement as if it had been a signatory thereto as of the date thereof (including the dates of any amendment, restatement, supplement or other modification thereto).

2.	Incorporation by Reference. All terms and conditions of the Stockholders Agreement are hereby incorporated by reference in this Joinder as if set forth herein in full.
3.	Address. All notices under the Stockholders Agreement to the undersigned shall be directed to:

[Name]
[Address]
[City, State, Zip Code]
Attn:
Facsimile:
E-mail:

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Joinder as of the day and year first above written.

[NAME OF PARTY]

By:
Name:
Title:

Acknowledged and agreed
as of the date first set forth above:

PAYMENTUS HOLDINGS, INC.

By:
Name:
Title: